Exhibit 10.2
                         STATE TAX ALLOCATION AGREEMENT
         THIS AGREEMENT is entered into as of this 31st day of May, 1985, by
LANE INDUSTRIES, INC., a Delaware corporation ("Lane"), AMERICAN MALTING, INC., a New York corporation, LANE DATA SERVICES, INC., an Illinois corporation, LANE
AIR, INC., a Delaware corporation, LANE HOTELS, INC., a Delaware corporation,
LANE ROCK SPRINGS, INC., a Delaware corporation, LANE RAWLINS, INC., a Delaware corporation, LANE DILLON, INC., a Delaware corporation, LANE SKOKIE, INC., a
Delaware corporation, GENERAL BINDING CORPORATION, a Delaware corporation
("GBC"), WEBTRON CORP., a Florida corporation, U.S. RING BINDER CORP., a
Massachusetts corporation, and GBC INTERNATIONAL, INC., a Nevada Corporation.
                              W I T N E S S E T H:
                              - - - - - - - - - -
         WHEREAS, Lane is at present the parent member of the Lane Group, and
         WHEREAS, GBC is at present the parent member of the GBC Group, and
         WHEREAS, during the course of a routine audit by the Illinois
Department of Revenue ("Illinois"), a determination was made by Illinois that the tax liability of GBC should be computed utilizing the combined method of apportionment with GBC and all of its domestic and foreign subsidiaries as part of the unitary group, and
         WHEREAS, an agreement was reached between Lane, GBC and Illinois that the tax liability of GBC would be computed utilizing the combined method of apportionment, but that the unitary group would consist of GBC and all of its domestic and foreign subsidiaries together with Lane and all of its subsidiaries, which unitary group is more specifically defined below as the
"Combined Group", and
         WHEREAS, it is the desire of the parties hereto that the tax liability of the Combined Group, and any tax savings resulting to such Group, either from
Illinois or from any other State in which a Unitary Return (as defined below) is filed, be allocated among the members of such Group as herein provided,
         NOW THEREFORE, in consideration of the premises and the mutual undertakings and covenants herein contained, the parties hereto hereby agree as follows:
                                    ARTICLE 1
                                   DEFINITIONS
         For purposes of this Agreement, the following definitions shall apply:
         1.1    Additional Liability means, except as otherwise provided herein, with respect to any taxable year, an amount equal to 80% of any Tax Savings realized by a Group for such year.
         1.2    Affiliated Group means an "affiliated group" as defined in
Section 1504(a) of the Code.

         1.3    Code means the Internal Revenue Code of 1954, as amended and in effect from time to time and any law which may be a successor thereto. A reference to any section of the Code means such section as in effect from time to time and any comparable provision of any successor law.
         1.4    Combined Group means the combination of the members of the GBC
Group and the Lane Group included in any Unitary Return.
         1.5    Fees means professional fees, including but not limited to accounting and attorney fees, attributable only to the determination as to whether GBC Group should be included in a Unitary Return. Such fees shall exclude all fees associated with the preparation, interpretation or enforcement of this Agreement.
         1.6    GBC Group means GBC and any corporation, partnership or other entity of which GBC owns a controlling interest, determined without regard to whether GBC is itself a subsidiary Member of another Affiliated Group. GBC shall own a controlling interest when it owns more than 50% of the voting stock or equity value either directly or indirectly (as defined in Section 318 of the
Code.)
         1.7    Group means the GBC Group or the Lane Group, as appropriate.
         1.8    Hypothetical Tax Liability means, with respect to any taxable year, the Tax Liability of a Group computed as if the Members of such Group had filed a separate unitary return for all taxable years after 1978 without regard to items of income, gain, loss, deduction, credit or apportionment factors of the Members of the other Group for such year, except as otherwise provided herein. In making such computation for a taxable year, (i) carryover items shall not be taken into account to the extent that such items were deemed absorbed in computing allocations of Tax Liabilities and Additional Liabilities for prior taxable years; (ii) carryback items shall be taken into account only to the extent that such items are deemed absorbed in computing the allocation of the
Tax Liability of the Combined Group and any Additional Liability for such year;
and (iii) any elections which would be available to the Group for such year, including elections as to whether to claim an item as a deduction or credit, or as a carryback, shall be made on a basis consistent with any elections actually made by the Combined Group for such year provided, however, if no election has been made for or is available to the Combined Group in respect of such item, the
Group to which such item is available shall make its election with respect to such item in writing and shall give notice of such election to the parent Member of the other Group. Any such hypothetical election shall be effective to the same extent as if made in an actual return by such Group.
         1.9    Lane Group includes any corporation, partnership or other entity in the Unitary Return not in the GBC Group.
         1.10   Member means each corporation, partnership or other entity included within a Group.
         1.11   Payee means the Group or Member receiving the payment.
         1.12   Payor means the Group or Member making the payment.

         1.13   State means any one of the United States of America or the
District of Columbia or any of the territorial possessions of the United States.
         1.14   Tax Liability means, with respect to any taxable year, the unitary tax liability for the Combined Group determined under the laws of the
State for which the Unitary Return is filed (including, as to a Group, so much of the Tax Liability of the Combined Group as is allocable to such Group under
Section 3.1 of this Agreement), including in each case any recomputations of such liability as may be required on account of items which may be carried back or over to the taxable year and adjustments to items reported or reportable in such taxable year.
         1.15   Tax Savings means, with respect to the Combined Group for any taxable year, the excess, if any, of the sum of the Hypothetical Tax Liabilities
of the Groups for the taxable year over the Tax Liability of the Combined Group for such year and, with respect to a Group for any taxable year, means the excess of the Hypothetical Tax Liability of such Group for the year over that portion of the Tax Liability of the Combined Group allocable to such Group under
Section 3.1 of this Agreement for such year.
         1.16   Unitary Return means a tax return filed or required to be filed in any State using any form of the unitary concept and including both a Member or Members of the GBC Group and a Member or Members of the Lane Group.
                                   ARTICLE 2
                             STATEMENT OF INTENTION
         2.1    Except as otherwise expressly provided herein, this Agreement shall be understood and construed consistent with the following statement of the general intention of the parties which is intended as an aid in the interpretation and construction of the operative provisions of this Agreement as set forth below:
                (a) This Agreement shall be considered a two-party agreement, with the GBC Group being one party and the Lane Group being the other party.
                (b) For each taxable year for which the GBC Group is included in a Unitary Return, (i) the Hypothetical Tax Liability for such taxable year will be calculated for each Group, and (ii) the Tax Liability of the Combined
Group will be calculated for the Unitary Return(s) actually filed for the
Combined Group for such taxable year.
                (c) The allocations of Tax Liabilities and Additional
Liabilities under this Agreement are intended to be in the same proportion as the Hypothetical Tax Liability of one Member or Group is to the total of the
Hypothetical Tax Liabilities for all Members or Groups.
                (d) If the Tax Liability of the Combined Group as reflected on a
Unitary Return is less than the sum of the Hypothetical Tax Liabilities of the
Groups for such year, the difference shall be considered Tax Savings for such year, and an amount equal to 80% of such Tax Savings shall be considered an
Additional Liability of the Group which realizes the benefit of such Tax
Savings. Such Additional Liability shall be payable to the other Group. For the tax

years 1979-1981, Additional Liability for the GBC Group, plus interest, cannot exceed $550,000 in the aggregate.
                (e) In order to avoid any detriment to the GBC Group from
inclusion in a Unitary Return, Lane shall reimburse GBC for the excess, if any, of (i) the cumulative Tax Liabilities (including the portions of the Tax
Liabilities of the Combined Group allocable to the GBC Group under this
Agreement), Additional Liabilities and Fees payable by the GBC Group for all taxable years after 1981 for all States in which a Unitary Return is filed or is required to be filed, reduced by any Additional Liabilities of the Lane Group payable to the GBC Group under this Agreement, over (ii) what the GBC Group's cumulative Tax Liabilities would have been for all such years had the Members of the GBC Group not become Members of the Combined Group.
                (f) Lane shall indemnify GBC for any interest and penalties which may be assessed against the GBC Group by reason of the GBC Group being included in a Unitary Return if and to the extent that it is determined that such interest or penalties exceed the aggregate amount of such items that would have been payable by the GBC Group had the Members of the GBC Group not become
Members of the Combined Group. Lane shall pay 80% and GBC shall pay 20% of the
Fees incurred for all taxable years after 1981. Lane shall pay 100% of the Fees incurred for the years 1979-1981.
                (g) Any refund or other benefit resulting from a carryback of an item of loss, deduction or credit arising in a taxable year for which the
Members of the GBC Group are not included in a Unitary Return shall be the sole property of the corporation to which such item is attributable, subject, however, to the limitation that any such post unitary benefits derived by the
Lane group (or any of its Members) shall not reduce any benefits derived by the
GBC Group (or any of its Members) for or in respect of any taxable year for which the Members of the GBC Group were included in a Unitary Return.
                                   ARTICLE 3
                                ALLOCATION OF TAX
                            LIABILITY BETWEEN GROUPS
         3.1    For each taxable year for which the Combined Group files a
Unitary Return, the Tax Liability of the Combined Group shall be determined as if the Combined Group were comprised of only two Members, namely, the GBC Group and the Lane Group, and as if the Hypothetical Tax Liabilities of the respective
Groups were the respective separate return tax liabilities of such Members for such year. The Tax Liability of the Combined Group shall then be allocated to a
Group in the same proportion as the Hypothetical Tax Liability of such Group is to the total of the Hypothetical Tax Liabilities for all Groups.
         3.2    For each taxable year for which the Combined Group files a
Unitary return, any Additional Liability of a Group shall also be determined and allocated to it provided, however, that the aggregate Additional Liability for the GBC Group for the tax years 1979-1981 together with interest thereon as provided by this Agreement shall not exceed $550,000.

         3.3    Any Tax Liability allocable to the GBC Group pursuant to Section
3.1 shall be paid by GBC to Lane or to the State as appropriate, in accordance with the laws of the State for which the Unitary Return is filed.
         3.4    Except as otherwise provided herein, any Additional Liability allocated to a Group (the "First Group") pursuant to Section 3.2 shall be paid to the parent Member of the other Group on the date(s) on which the Hypothetical
Tax Liability (including estimated installments thereof) of the First Group for such taxable year would have been payable had such Group filed its own unitary return for such year (determined with regard to extensions of time actually secured by the Combined Group for such year), and the amount of each such payment (including interest, if any, as provided for in Section 6.2) shall be determined as if such Additional Liability were the amount payable by such Group as estimated Tax Liability for such year. Estimated installments of Additional
Liability for a taxable year shall not be required to be paid by a Group pursuant to this Section if and to the extent that the sum of (i) any installments of estimated Tax Liability previously paid or then required to be paid for such taxable year by such Group pursuant to Section 3.3, and (ii) any installments of estimated Additional Liability previously paid or then required to be paid by such Group to the other Group for such taxable year, exceeds (iii)
the minimum amount which such Group would then be required to pay as an installment of estimated Tax Liability in order to avoid any penalty for underpayment of estimated tax under the applicable revenue statute for the State in which a Unitary Return is filed. For purposes of clause (iii) of the preceding sentence, (i) the Hypothetical Tax Liability of the Group for its last preceding taxable year which consisted of twelve months (or the Tax Liability of such Group for its last preceding twelve month taxable year if such Group was not included in a Unitary Return for such last preceding taxable year) shall be treated as the Tax Liability of such group for its preceding taxable year, and
(ii) the items of income, gain, loss, deduction and credit of the Members of such Group for such last preceding twelve month taxable year shall be treated as the facts for its preceding taxable year.
         3.5    To the extent that any estimated liability paid by a party pursuant to Section 3.3 or 3.4 of this Agreement is subsequently determined to have been excessive when the final return for a taxable year is filed, the excessive amount paid shall be refunded within 10 days from the date such return is filed.
         3.6    For each taxable year for which a Unitary Return is not filed but for which either the Lane Group, the GBC Group or a Member files a return which includes a carryover of a loss, deduction or credit from a year in which a
Unitary Return was filed, the Tax Liability and Hypothetical Tax Liability shall be determined or recalculated for such Group or Member. Any Additional Liability shall be paid by Lane or GBC as the case may be to the parent Member of the other Group in accordance with Section 3.4.
         3.7    The parties hereby agree that payments made pursuant to this
Agreement are payments in lieu of State income taxes and shall be a deduction as such to the Payor for purposes of the Tax Allocation Agreement dated June 1,
1978 to which both GBC and Lane are parties.

                                   ARTICLE 4
                    ALLOCATION AND CREDITING OF TAX LIABILITY
                    AND ADDITIONAL LIABILITY TO GROUP MEMBERS
         4.1    Except as provided below, the sum of (i) the Tax Liability allocated to a Group pursuant to Section 3.1, and (ii) the Additional Liability allocated to such Group pursuant to Section 3.2, for any taxable year shall be further allocated among the Members of such Group in the same proportion as the
Hypothetical Tax Liability of each member in the Group is to the total of the
Hypothetical Tax Liabilities for all members in such Group.
         4.2    Except as provided below, any Additional Liability payable to a
Group under this Agreement for a taxable year shall be credited to those Members of such Group which contributed the items of loss, deduction and credit to which the Tax Savings are attributable, pursuant to a consistent method which fairly reflects such items and which is substantiated by specific records maintained by the Group for such purpose.
         4.3    In the event that all Members of a Group are not Members of an
Affiliated Group, the Tax Liability and Additional Liability shall be further allocated or credited among the Members of such Group pursuant to a consistent method which is substantiated by specific records maintained by the Group.
                                   ARTICLE 5
                               SPECIAL ALLOCATIONS
         5.1    If, after applying the provisions of this Agreement with
respect to any taxable year,
                (a) the sum of --
                  (i) the aggregate Tax Liabilities of the GBC Group for all taxable years beginning after 1981 (including the portions of the Tax
         Liabilities of the Combined Group allocable to the GBC Group under
         Section 3.1 for all taxable years for which the GBC Group is included in a Unitary Return and the Tax Liabilities of the Members of the GBC
         Group for any taxable years for which GBC is not included in a Unitary
         Return); and
                  (ii) the aggregate amount of all payments of Additional
         Liabilities made by the GBC Group and its Members under this Agreement, reduced by the aggregate amount of all payments of Additional
         Liabilities received by the GBC Group and its Members under this
         Agreement; and
                  (iii) Fees;
         is greater than --

                (b) the sum of --
                  (i) the aggregate Tax Liabilities of the GBC Group for all taxable years beginning after 1981 for which the GBC Group files a unitary return;
                  (ii) the aggregate Tax Liabilities of the Members of the GBC
         Group for all taxable years beginning after 1981 for which such Members are not included in a unitary return filed by the GBC Group or the
         Combined Group; and
                  (iii) the Hypothetical Tax Liabilities of the GBC Group for
         all taxable years for which such Group is included in a Unitary Return
         (determined under Section 1.6 without regard to the provisions of clauses (i) and (ii) of the second sentence of such Section);
then Lane shall reimburse GBC for such excess.
         5.2    If the excess of the amount determined under paragraph (a) of
Section 5.1 over the amount determined under paragraph (b) of such Section at the end of any taxable year is less than such excess was at the end of the preceding taxable year, GBC shall refund the difference to Lane.
         5.3    Reimbursements and refunds under Sections 5.1 and 5.2,
                (a) except as set forth in paragraph 5.3 (b) below, shall not be taken into account for purposes of any other provision of this Agreement;
                (b) shall be taken into account under paragraph (a)(ii) of
Section 5.1 for subsequent taxable years in determining the amounts (if any)
payable by Lane under such Section; and
                (c) shall not be taken into account under paragraph (a)(ii) of
Section 5.1 in determining the amounts (if any) payable by GBC under Section
5.2.
         5.4    The amounts payable under this Agreement shall be recomputed whenever necessary to reflect adjustments in the Tax Liabilities of the Combined
Group or in the Hypothetical Tax Liabilities of either Group for any taxable year.
         5.5    Notwithstanding any other provisions of this Agreement to the contrary, no reallocations of Tax Liability or Additional Liability shall be made between the Lane Group and the GBC Group for any taxable year by reason of a carryback of any item of loss, deduction or credit from a year in which the
Members of the GBC Group are not included in a Unitary Return. Any refund or other benefit derived from such carryback shall be the sole property of the corporation to which such item is attributable, provided, however, that nothing herein shall reduce any benefits derived by the GBC Group or any of its Members for or in respect of any taxable year for which the Members of the GBC Group were included in a Unitary Return.
         5.6    Notwithstanding any other provisions of this Agreement to the contrary, and with the exception of payments that should have been made by GBC to a State under Section 3.3 and

were not made, Lane shall indemnify GBC for any interest and penalties which may be assessed against the GBC Group by reason of the GBC Group being included in a
Unitary Return if and to the extent that it is determined that such interest or penalties exceed the aggregate amount of such items that would have been payable by the GBC Group had the Members of the GBC Group not become Members of the
Combined Group. Lane shall pay 80% and GBC shall pay 20% of the Fees for all taxable years after 1981. Lane shall pay 100% of the fees incurred for the years
1979-1981. Payments made pursuant to this Section shall be sufficient to compensate GBC for any federal and state income taxes which may result to GBC on account of any amount received under this Section in respect of a nondeductible expense, but unless otherwise specifically provided shall not be taken into account for purposes of any other provision of this Agreement.
                                   ARTICLE 6
                            ADMINISTRATIVE PROVISIONS
         6.1    Unless otherwise expressly provided, all payments required under this Agreement shall be made within 10 days after the payment obligation is determined, except that payments in respect of refunds of State income taxes shall not be required before such refunds are actually received. If (i) any
State determines that the Unitary Return filed for that State incorrectly includes any Member of the Combined Group, and such determination is agreed to by Lane or (ii) such determination is made by a court which has jurisdiction over the matter, then to the extent that as a result of such determination payments made by the Payor to the Payee hereunder have been excessive, such excessive amount shall be refunded within ten days after the earlier of (a) the date such determination became final or (b) a refund or credit is received from, or a payment is made to, any governmental authority with respect to, such determination, and shall include interest from the date of receipt by the Payee from the Payor to the date of repayment by the Payee at the appropriate statutory rate or rates set by such State for refunds of tax for such period of time.
         6.2    To the extent that deficiency interest on tax liabilities or statutory interest on refunds subject to allocation under this Agreement is actually owed or receivable by the Combined Group or a Group, such liability for or right to interest shall be allocated to and paid by the appropriate parties in the same manner and at the same time as provided herein in respect of the underlying Tax Liabilities or refunds. To the extent the Additional Liability is not paid in accordance with Section 3.4, interest shall be added in an amount equal to the interest that would have been charged by the State if the
Additional Liability was owed to the State and was paid to the State on the same date that it was actually paid to the parent member of the other Group.
         6.3    Notwithstanding the termination of this Agreement, if the GBC
Group has items of loss, deduction or credit which must be carried back from a taxable year for which the GBC Group was not included in a Unitary Return to a taxable year for which the GBC Group was so included, GBC shall promptly inform
Lane of this fact and assist Lane in filing an appropriate and timely claim for any refund which may be available in respect of such items.

         6.4    Documentation sufficient to verify the allocation of taxes and benefits under this Agreement shall be provided by each of Lane and GBC to the firm of independent certified public accountants regularly engaged by the other for its annual audit.
         6.5    It is understood and acknowledged that Lane shall be the Agent for the Combined Group and shall have sole authority as to whether a Unitary
Return shall be filed in any instance.
         6.6    Lane shall have the right to control all contests with the government regarding any matter arising in connection with a Unitary Return.
Each party shall have the right to control all contests with the government regarding any matter arising in connection with a tax return filed by it that was not a Unitary Return. Each party shall have a duty to notify the other if any adjustment is proposed with respect to any item affecting any amounts paid or payable under this Agreement and shall afford the other party (and its representatives) a reasonable opportunity to participate in decisions regarding such adjustment, provided that if the aggregate amount of such adjustments for any taxable year would have a material impact, as determined by an independent public accountant or accountants selected under the same procedure described in paragraph 6.7 below, on the earnings or financial condition of the non-controlling party, then the consent of the non-controlling party to any such adjustment must be obtained.
         6.7    Upon the written request of GBC or Lane, any question or dispute arising under this Agreement or not covered hereby relating to the determination of any amount relevant hereunder shall be submitted, in writing, for resolution by the firm or firms of independent certified public accountants regularly engaged by the parties. If two firms are involved and they are unable to resolve such question within 60 days of its submission to them, such question shall be submitted by them to a third firm of independent certified public accountants selected by them for such purpose (which firm shall not have been engaged as auditors by any party to such dispute for at least 3 years prior to the time the question is submitted to it) and the opinion of such third firm shall be binding on all parties concerned. The costs of such procedure shall be divided equally among the parties presenting the question.
         6.8    The parties to this Agreement hereby acknowledge their
understanding that the payments contemplated by this Agreement will affect the determination of their separate earnings and profits and will result in adjustments to the income tax basis of their investments in the stock or securities of other corporations included in the same Affiliated Group, and hereby expressly waive any claims for compensation under this Agreement or otherwise in respect of any such adjustments or in respect of any item of income, gain, loss, deduction or credit which is directly or indirectly attributable to or affected by such adjustments.
         6.9    The parties to this Agreement hereby acknowledge their
understanding that by filing a Unitary Return, the income, gain, loss, deduction and credits of Members of the Lane Group may be apportioned differently than if a Unitary Return was not filed and hereby consent to such differences.
         6.10   All computations of Tax Liability and Hypothetical Tax Liability under this Agreement shall be made in accordance with the methods of accounting and elections actually in effect for the Member, Group or Combined Group, as the case may be, for the purpose of returns actually filed for the taxable year for which such computation is required.

         6.11   Each of Lane and GBC agrees that if and whenever a corporation which is not on the date hereof a Member of the Lane Group or the GBC Group shall become a Member of either such Group, then Lane or GBC, as the case may be, will promptly cause such corporation to become a party to and agree to be bound by the provisions of this Agreement by executing not less than two counterparts hereof and delivering one such counterpart to Lane and the other such counterpart to GBC.
         6.12   This Agreement may be executed in any number of counterparts, each of which shall, when so executed, be considered an original and all of which, taken together, shall be considered one document.
         6.13   Any notice required under this Agreement shall be effective if sent by certified or registered United States mail, postage prepaid, to the party entitled to receive such notice at its address shown below or to any other address previously set forth in a notice to the other party. The present addresses of the parties are:
                           General Binding Corporation
                           One GBC Plaza
                           Northbrook, Illinois 60062
                           Attention:  President (with a copy to the
                                       Chief Financial Officer)
                           Lane Industries, Inc.
                           One Lane Center
                           1200 Shermer Road
                           Northbrook, Illinois 60062
                           Attention:  Executive Vice President (with a copy
                                       to the Vice President, Taxes)
                                    ARTICLE 7
                                   TERMINATION
         7.1    This Agreement shall terminate as of the first day of the first taxable year for which no Member of the GBC Group is included in any Unitary
Return, but such termination shall not relieve any party of any obligation arising hereunder.
                                       10

         IN WITNESS WHEREOF THIS AGREEMENT is executed as of this 31st day of
May, 1985.
                                        General Binding Corporation
                                        By:_____________________________________
                                           Rudolph Grua, President

                                        Webtron Corp.
                                        By:_____________________________________
                                           Edward J. McNulty,
                                           Vice President and Chief Financial
                                           Officer

                                        U.S. Ring Binder Corp.
                                        By:_____________________________________
                                           Edward J. McNulty,
                                           Vice President and Chief Financial
                                           Officer

                                        GBC International, Inc.
                                        By:_____________________________________
                                           Rudolph Grua, President

                                        Lane Industries, Inc.
                                        By:_____________________________________
                                           Forrest M. Schneider,
                                           Senior Vice President

                                        American Malting, Inc.
                                        By:_____________________________________
                                           Forrest M. Schneider,
                                           Vice President
                                       11

                                        Lane Data Services, Inc.
                                        By:_____________________________________
                                           Forrest M. Schneider
                                           Vice President

                                        Lane Air, Inc.
                                        By:_____________________________________
                                           Forrest M. Schneider
                                           Vice President

                                        Lane Hotels, Inc.
                                        By:_____________________________________
                                           Forrest M. Schneider,
                                           Vice President

                                        Lane Rock Springs, Inc.
                                        By:_____________________________________
                                           Forrest M. Schneider,
                                           Vice President

                                        Lane Rawlins, Inc.
                                        By:_____________________________________
                                           Forrest M. Schneider,
                                           Vice President

                                        Lane Dillon, Inc.
                                        By:_____________________________________
                                           Forrest M. Schneider,
                                           Vice President

                                        Lane Skokie, Inc.
                                        By:_____________________________________
                                           Forrest M. Schneider,
                                           Vice President
                                       12